Exhibit 99.1

North Carolina energy legislation

On October 13, 2021, Governor Cooper signed legislation into law after passage with bi-partisan approval in the North Carolina Senate by a 42-7 margin and the House of Representatives by a 90-20 margin. The legislation establishes a framework overseen by the North Carolina Utilities Commission (“Commission”) to advance state CO2 emission reductions through the use of least cost planning while providing for continued reliability and affordable rates for customers served by such generation. It also authorizes the use of performance-based regulation in North Carolina. The legislation includes several main provisions, including:

•	Directs the Commission to take all reasonable steps to achieve a 70% reduction in CO2 emissions from public utilities’ electric generating facilities in the state by 2030 from 2005 levels and achieve carbon neutrality by 2050;

•	Authorizes the use of performance-based regulation of electric public utilities; and

•	Authorizes securitization of a portion of the North Carolina allocated costs associated with early retirement of subcritical coal-fired electric generating facilities.

The legislation modifies the bill that passed in the North Carolina House of Representatives on July 14, 2021. Key modifications include:

•	Increases the 2030 CO2 emissions reduction target to 70% from 61%.

•	Gives the Commission discretion to achieve the carbon reduction goals, while still conforming to least cost planning principles and provides for continued reliability.

o	Removes prescribed resource additions and plant retirement dates.

•	Allows for securitization of 50% of the remaining North Carolina allocated net book value associated with early retirement of subcritical coal-fired electric generating facilities, a change from $500 million.

Carbon Reduction Plan

•	By December 31, 2022, the Commission shall develop an initial Carbon Plan to achieve a reduction of 70% CO2 emissions by 2030 and carbon neutrality by 2050, considering all resource options and the latest technological advancements. Carbon Plan provisions include:

o	The Carbon Plan will be reviewed every two years and may be adjusted as necessary;

o	Commission discretion to determine timing and resource mix to achieve both least cost compliance and CO2 reduction goals; and

o	Preservation or improvement of grid adequacy and reliability as generation and resources change.

•	All new generation facilities or other resources selected by the Commission in order to achieve the authorized carbon reduction goals shall be owned and recovered on a cost of service basis by Duke Energy, with the exception of solar generation facilities. In the case of solar generation facilities, 55% shall be owned and recovered on a cost of service basis by Duke Energy and 45% shall be procured through long term purchase power agreements with third parties.

Regulatory Reform

•	As North Carolina makes the transition to cleaner forms of generation, the legislation introduces modernized recovery mechanisms that promote more efficient recovery of investments and align incentives between the Company and the state’s energy policy objectives.

•	The legislation authorizes the Commission to consider approval of Performance-Based Regulation that would include the following components:

o	Multi-year rate plans with a maximum 3-year term, with increases in years 2 and 3 for projected capital spend capped at 4% of year 1 baseline revenues.

▪	Under the multi-year rate plan, any earnings exceeding 50 basis points above the authorized ROE will be directly refunded to customers.

o	Performance Incentive Mechanisms to track utility performance, with both incentives and penalties in aggregate capped at 1% of the utility’s revenue.

o	Revenue Decoupling for Residential customer class, separating the revenue by customer from their level of consumption.

•	The Performance-Based Regulation provides for prudent long-term planning and grid investments to keep electricity affordable and reliable through comprehensive Commission oversight.

Other Provisions

•	The Commission shall establish rules to securitize costs associated with early retirement of subcritical coal-fired electric generating facilities to achieve authorized carbon reduction goals of 50% of remaining net book value, with the remaining net book value recovered through traditional recovery mechanisms.

•	Provides for a North Carolina on-utility bill repayment program designed to make energy efficiency improvements more affordable for customers, particularly those with low to moderate incomes.

•	The Department of Environmental Quality shall develop and submit a plan to the General Assembly for legislative action no later than March 1, 2022 to ensure adequate financing for the decommissioning of utility-scale solar projects.

•	Establish rules for updating rates and terms of certain existing solar power purchase agreements executed under PURPA.

Please call Jack Sullivan (980-373-3564), Chris Jacobi (704-382-8397), or Linda Miller (980-373-2407) with questions.

Regards,

Investor Relations

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•	The impact of the COVID-19 pandemic;

•	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•	The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

•	Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

•	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

•	Advancements in technology;

•	Additional competition in electric and natural gas markets and continued industry consolidation;

•	The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

•	Changing customer expectations and demands including heightened emphasis on environmental, social and governance concerns;

•	The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

•	Operational interruptions to our natural gas distribution and transmission activities;

•	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•	The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

•	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•	The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

•	Credit ratings of the Duke Energy Registrants may be different from what is expected;

•	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•	Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•	The ability to control operation and maintenance costs;

•	The level of creditworthiness of counterparties to transactions;

•	The ability to obtain adequate insurance at acceptable costs;

•	Employee workforce factors, including the potential inability to attract and retain key personnel;

•	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

•	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

•	The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•	The impacts from potential impairments of goodwill or equity method investment carrying values;

•	The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and

•	The ability to implement our business strategy, including enhancing existing technology systems.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants’ reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.